UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
September 14, 2005
Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

157 Technology Drive
Irvine, California		92618
(Address of principal executive offices)		(Zip Code)
(949) 788-6700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 1.01 Entry Into a Material Definitive Agreement
On September 14, 2005, Spectrum Pharmaceuticals, Inc. (the “Company”) entered into purchase agreements with certain institutional investors for the registered direct sale of up to 8,000,000 shares of common stock at a price of $5.25 per share for aggregate proceeds of approximately $42 million and six-year warrants to purchase up to approximately 4,000,000 million shares of common stock at an exercise price of $6.62 per share.
In connection with the offering, the Company also entered into a related letter agreement (the “Letter Agreement”), with Rodman and Renshaw, LLC, (“R&R”) whereby R&R has agreed to act as a non-exclusive placement agent in connection with the transaction and the Company will pay R&R a fee of 6% of all cash proceeds received by the Company plus up to the lesser of 1% or $25,000 for its expenses related to the offering for its role as a placement agent. The Company expects to pay approximately $60,000 in other expenses related to the transaction.
The Company is making the sale pursuant to a shelf registration statement on Form S-3 (file number 333-121612) declared effective by the Securities and Exchange Commission on January 24, 2005 (the “Registration Statement”).
Attached hereto as Exhibits 10.2, 10.1 and 4.1 are copies of the Letter Agreement, form of purchase agreement and form of warrant, respectively. An opinion of counsel regarding the validity of the securities issued pursuant to the offering is filed as Exhibit 5.1 hereto. This Current Report is being filed in part for the purpose of incorporating such exhibits by reference into the Registration Statement.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits

Exhibits:	Description of Document
4.1	Form of Warrant dated September 15, 2005.
5.1	Opinion of Latham & Watkins LLP regarding the validity of the securities issued.
10.1	Form Securities Purchase Agreement dated September 14, 2005.
10.2	Letter Agreement between the Company and Rodman and Renshaw, LLC
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)
99.1	Press Release dated September 15, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 15, 2005

SPECTRUM PHARMACEUTICALS, INC.
By:	/s/ Shyam Kumaria
Name:	Shyam Kumaria
Title:	V.P. Finance

EXHIBIT INDEX

Exhibits:	Description of Document
4.1	Form of Warrant dated September 15, 2005.
5.1	Opinion of Latham & Watkins LLP regarding the validity of the securities issued.
10.1	Form Securities Purchase Agreement dated September 14, 2005.
10.2	Letter Agreement between the Company and Rodman and Renshaw, LLC
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)
99.1	Press Release dated September 15, 2005

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